UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2022
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Rockley Photonics Holdings Limited
(Exact name of registrant as specified in its charter)
 ____________________________

Cayman Islands	001-40735	98-1644526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3rd Floor 1 Ashley Road Altrincham, Cheshire United Kingdom (Address of principal executive offices)		WA14 2DT (Zip Code)
+44 (0) 1865 292017
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Ordinary shares, $0.000004026575398 par value per share	RKLY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	RKLY.WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 9, 2022, Rockley Photonics Holdings Limited (the “Company”) received a letter from the New York Stock Exchange (“NYSE”) notifying it that the Company is not in compliance with the continued listing requirement in Section 802.01B of the NYSE’s Listed Company Manual because the Company’s market capitalization fell below $50 million over a 30 trading day period and its stockholders’ equity is less than $50 million. In accordance with Section 802.02 of the NYSE’s Listed Company Manual, the Company intends to submit a business plan to the NYSE within 45 days that shows how the Company plans to regain compliance with this continued listing standard within 18 months from the date of the notice.

This Current Report on Form 8-K contains forward-looking statements that are subject to various assumptions, risks, and uncertainties. These forward-looking statements include statements or assumptions regarding the Company’s intentions, expectations, and beliefs, including but not limited to the Company’s intention to regain compliance with the NYSE’s continued listing requirements. The Company believes that its expectations, as expressed in these statements, are based on reasonable assumptions regarding risks and uncertainties inherent in achieving those expectations; however, these statements are not guarantees of performance and actual results may differ materially. Risks and uncertainties which may cause actual results to differ from those expressed or implied in the Company’s forward-looking statements include, but are not limited to, the risk factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K and in other documents the Company files with the Securities and Exchange Commission. The Company expressly disclaims any current intention to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Item 7.01. Regulation FD Disclosure.

On December 15, 2022, the Company issued a press release entitled “Rockley Photonics Announces Receipt of Notice From NYSE of Non-Compliance With Continued Listing Standards” which is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated December 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockley Photonics Holdings Limited

Date:	December 15, 2022	By:	/s/ Tom Adams
		Name:	Tom Adams
		Title:	General Counsel